Exhibit 10.25
CEDAR FAIR, L.P.
CLAWBACK POLICY ACKNOWLEDGMENT AND AGREEMENT

I, the undersigned executive, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, acknowledge and agree to the following:

1.I have received and reviewed a copy of the Cedar Fair, L.P. Clawback Policy (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Policy”).

2.As of the effective date of the Policy (or, if later than the effective date of the Policy, the date I became [an Executive Officer of Cedar Fair, L.P. (the “Company”)][a Covered Executive of Cedar Fair, L.P. (the “Company”) for purposes of the Policy]), and not the date of my execution of this Acknowledgment and Agreement, I am, and will continue to be, fully bound by, and subject to, all of the terms and conditions of the Policy during and after my employment with the Company.

3.Incentive Compensation (as defined in the Policy), including under awards that were granted or made to me prior to the Policy effective date, is subject to the Policy to the extent provided and contemplated therein. This includes cash and equity compensation. I will abide by the terms of the Policy and Company determinations under the Policy.  In the event it is determined by the Company that any amounts granted, awarded, earned or paid to me must be forfeited or reimbursed to the Company under the Policy, I will promptly take any action necessary to effectuate such forfeiture and/or reimbursement. In the event of any inconsistency between the Policy and the terms of any employment or severance agreement, plan or policy to which I am a party or in which I participate or the terms of any compensation plan, program, award or agreement under which any compensation has been granted, awarded, earned, or paid, the terms of the Policy shall govern and such agreement, plan, policy, or program shall be deemed to have been amended to the extent necessary to give full effect to the Policy.

4.[Consistent with the foregoing and Section 12.13 of my employment agreement with the Company and certain related entities, the parties hereto agree that the terms of my employment agreement are hereby amended to add the following sentences to the end of Section 12.13: “The Company and Executive agree that Executive’s compensation and any compensation awards or payments to Executive, and any profits or gains realized thereon, are subject to reimbursement or return, recoupment or other recovery under the Cedar Fair, L.P. Clawback Policy (as the same may be amended, restated, supplemented or otherwise modified by the Company from time to time, the “Clawback Policy”) as provided or contemplated therein, and the Company shall be entitled, to the extent permitted or required by the Clawback Policy or by applicable law, rule or regulation, other Company policy and/or the requirements of an exchange on which the Company’s securities are listed for trading, to require reimbursement or return, recoupment or other recovery by and from Executive thereunder. The provisions in this paragraph and in the Clawback Policy are not exclusive and are in addition to every other right or remedy at law or in equity that may be available to the Company, including without limitation under this Agreement.”]

IN WITNESS WHEREOF, the parties hereto have duly executed this Acknowledgment and Agreement as of the dates indicated.

EXECUTIVE: _______________________________________ Signature _______________________________________ Print Name and Title _______________________________________ Date
CEDAR FAIR, L.P.:

By: _____________________________________
Name:_____________________________
Title:________________________________
Date: _______________________________

CEDAR FAIR MANAGEMENT, INC.:

By: _____________________________________
Name:_____________________________
Title:________________________________
Date: _______________________________

MAGNUM MANAGEMENT CORPORATION:

By: _____________________________________
Name:_____________________________
Title:________________________________
Date: _______________________________